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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report May 16, 2001            Commission File No. 333-30795
  (Date of earliest event reported)


                                RADIO ONE, INC.
            (Exact name of registrant as specified in its charter)


           Delaware                                          52-1166660
(State or other jurisdiction of                           (I.R.S. Employer
incorporation or organization)                           Identification No.)



                         5900 Princess Garden Parkway,
                                   7th Floor
                            Lanham, Maryland 20706
                   (Address of principal executive offices)


                                (301) 306-1111
              Registrant's telephone number, including area code
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Item 5.  Other Events

          On May 15, 2001, the Company issued the attached press release announcing the Company's updated 2001 Guidance revised for the recent bond offering and various equity transactions.


    Exhibit 1 Press Release: Radio One, Inc. Updates 2001 Guidance For Interest Expense and Shares Outstanding


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                                   SIGNATURE
                                   ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            RADIO ONE, INC.



                            /s/ Scott R. Royster
                            _____________________________________________
May 16, 2001                Scott R. Royster
                            Executive Vice President and Chief Financial Officer
                            (Principal Accounting Officer)